UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21614
Eaton Vance Enhanced Equity Income Fund
(Exact Name of registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
September 30
Date of Fiscal Year End
September 30, 2009
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

Annual Report September 30, 2009

EATON VANCE ENHANCED EQUITY INCOME FUND

Annual Report September 30 , 2009 EATON VANCE ENHANCED EQUITY INCOME FUND

IMPORTANT NOTICES REGARDING DISTRIBUTIONS,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Managed Distribution Plan. On March 10, 2009, the Fund received authorization from the Securities and Exchange Commission to distribute long-term capital gains to shareholders more frequently than once per year. In this connection, the Board of Trustees formally approved the implementation of a Managed Distribution Plan (MDP) to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund intends to pay monthly cash distributions equal to $0.137 per share. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees.

With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information required by the Fund’s exemptive order. The Fund’s Board of Trustees may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www. sec.gov.

Please refer to the inside back cover of this report for an important notice about the privacy policies adopted by the Eaton Vance organization.

Eaton Vance Enhanced Equity Income Fund as of September 30, 2009

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
•	After a dismal start to the fiscal year ending September 30, 2009, global equity markets continued to confound skeptical investors by extending the rally that began in early March. During that seven-month period, a dramatic transition from risk aversion to risk appetite took place. Many of the lowest-quality stocks that investors scorned earlier in the year had the highest returns in the rally, which was driven by optimism that the financial crisis and economy had stabilized. Corporate profits exceeded expectations, driven by cost cutting and productivity, trumping concerns about consumer debt, high unemployment and depressed home prices.

Walter A. Row, CFA
Eaton Vance Management
Co-Portfolio Manager

Michael A. Allison, CFA
Eaton Vance Management
Co-Portfolio Manager
•	From March through September 2009, the Standard & Poor’s 500 Index (the S&P 500) posted seven consecutive months of gains, a feat achieved only 15 times since 1928. Still, for the one-year period overall, the late upswing could not overcome the earlier bouts of weak performance. For the 12 months ending September 30, 2009, the S&P 500 lost 6.91%, while the Dow Jones Industrial Average declined 7.35%. The NASDAQ Composite Index managed a modest gain of 1.46%. Elsewhere on the capitalization spectrum, the Russell 2000 Index fell 9.55%.[1]

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through borrowings and other permitted methods. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
•	Growth outperformed value in general for the year, and small-cap stocks underperformed the large- and mid-cap segments of the market. The Russell 1000 Index lost 6.14%, versus declines of 9.55% and 3.55% for the Russell 2000 Index and the Russell Midcap Index, respectively.[1]
Management Discussion
•	The Fund is a closed-end fund and trades on the New York Stock Exchange (NYSE) under the symbol “EOI.” For the year ending September 30, 2009, the Fund’s return at net asset value (NAV) outperformed the S&P 500 and the CBOE S&P 500 BuyWrite Index (BXM) and underperformed the average return of the funds in its Lipper peer group. As of September 30, 2009, the Fund was trading at a premium to NAV of 1.71%.

•	The Fund’s common stock holdings performed in line with the S&P 500 for the one-year period, with gains from industry allocations offsetting losses from the performance of individual stocks. An overweight allocation to the metals and mining industry, which performed well, contributed positively to the Fund’s relative returns, as did a below-benchmark weighting in the underperforming industrial conglomerates group.
Total Return Performance 9/30/08 — 9/30/09

NYSE Symbol	EOI

At Net Asset Value (NAV)	-6.20%
At Market Price	18.23%
S&P 500 Index[1]	-6.91%
CBOE S&P 500 BuyWrite Index[1]	-8.02%
Lipper Options Arbitrage/Options Strategies Average[1]	-2.50%

Premium/(Discount) to NAV (9/30/09)	1.71%
Total Distributions per share	$1.644
Distribution Rate[2] At NAV	12.22%
At Market Price	12.01%

See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Distribution Rate is based on the Fund’s most recent monthly distribution per share (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s monthly distributions may be composed of ordinary income, net realized capital gains and return of capital.

Eaton Vance Enhanced Equity Income Fund as of September 30, 2009

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	Conversely, the Fund’s overweight stance in the underperforming insurance industry detracted from performance, mitigating the positive stock selection in this group. Similarly, within household durables, positive stock selection was more than offset by an overweighting in this underperforming industry.

•	As of September 30, 2009, the Fund had written call options on approximately 57% of its equity holdings. The Fund seeks to generate current earnings from option premiums by selling covered call options on a substantial portion of its portfolio securities. Option premiums can vary with investors’ expectations of the future volatility (“implied volatility”) of the underlying assets. After peaking in October 2008, individual and overall stock market volatility decreased, but still trended significantly higher than the long-term average during the fiscal year that ended September 30, 2009.

•	During the fiscal year, investors experienced two very different equity market environments, with the S&P 500 losing over 30% for the first six months ending March 31, 2009, then gaining 34% for the subsequent six months. The relative outperformance of the Fund’s option strategy in the first half of the year — caused, in part, by elevated premium levels — was followed by underperformance due to the second half’s strong market advance.

•	For the fiscal year, the Fund’s options strategy significantly lowered volatility and contributed to its return at NAV coming in slightly ahead of the S&P 500.

•	Eaton Vance Management (EVM) gave notice of its termination of its investment sub-advisory agreement with Rampart Investment Management Company, Inc. with respect to the Fund and, effective October 20, 2009, EVM assumed responsibility for the management of the Fund’s options strategy.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Enhanced Equity Income Fund as of September 30, 2009

FUND PERFORMANCE
Performance

NYSE Symbol:	EOI

Average Annual Total Returns (at market price, NYSE)

One Year	18.23%
Life of Fund (10/29/04)	2.79

Average Annual Total Returns (at net asset value)

One Year	-6.20%
Life of Fund (10/29/04)	2.43

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through borrowings and other permitted methods. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Fund Composition
Top 10 Holdings1
By total investments

Apple, Inc.	2.9%
International Business Machines Corp.	2.6
JPMorgan Chase & Co.	2.4
Hewlett-Packard Co.	2.3
General Electric Co.	2.3
Goldcorp, Inc.	2.2
Goldman Sachs Group, Inc.	2.2
Johnson & Johnson	2.2
Chevron Corp.	2.1
Microsoft Corp.	2.0

[1]	Top 10 Holdings represented 23.2% of the Fund’s total investments as of 9/30/09. The Top 10 Holdings are presented without the offsetting effect of the Fund’s written option positions at 9/30/09. Excludes cash equivalents.
Sector Weightings2
By total investments
Information Technology 18.7% Financials 14.7% Health Care 13.7% Energy 11.6% Consumer Staples 11.2% Industrials 10.5% Consumer Discretionary 9.7% Materials 4.1% Telecommunication Services 2.3% Utilities 1.9%

[2]	Reflects the Fund’s total investments as of 9/30/09. Sector Weightings are presented without the offsetting effect of the Fund’s written option positions at 9/30/09. Excludes cash equivalents.

Eaton Vance Enhanced Equity Income Fund as of September 30, 2009

PORTFOLIO OF INVESTMENTS

Common Stocks(1) — 103.7%

Security	Shares	Value

Aerospace & Defense — 2.3%

General Dynamics Corp.	115,713	$7,475,060
Lockheed Martin Corp.	64,600	5,043,968

		$12,519,028

Air Freight & Logistics — 0.7%

FedEx Corp.	48,398	$3,640,498

		$3,640,498

Beverages — 1.9%

Coca-Cola Co. (The)	52,954	$2,843,630
PepsiCo, Inc.	127,328	7,469,060

		$10,312,690

Biotechnology — 1.8%

Amgen, Inc.(2)	92,880	$5,594,163
Celgene Corp.(2)	37,208	2,079,927
Gilead Sciences, Inc.(2)	38,807	1,807,630

		$9,481,720

Capital Markets — 4.0%

Goldman Sachs Group, Inc.	65,806	$12,131,336
Northern Trust Corp.	92,996	5,408,647
State Street Corp.	71,700	3,771,420

		$21,311,403

Chemicals — 0.5%

Monsanto Co.	37,936	$2,936,246

		$2,936,246

Commercial Banks — 3.2%

PNC Financial Services Group, Inc.	84,921	$4,126,311
U.S. Bancorp	145,517	3,181,002
Wells Fargo & Co.	347,952	9,805,287

		$17,112,600

Commercial Services & Supplies — 1.1%

Waste Management, Inc.	194,328	$5,794,861

		$5,794,861

Communications Equipment — 2.9%

Cisco Systems, Inc.(2)	242,316	$5,704,119
QUALCOMM, Inc.	215,931	9,712,576

		$15,416,695

Computers & Peripherals — 8.3%

Apple, Inc.(2)	89,645	$16,617,493
Hewlett-Packard Co.	278,170	13,132,406
International Business Machines Corp.	121,462	14,528,070

		$44,277,969

Consumer Finance — 1.7%

Capital One Financial Corp.	110,902	$3,962,529
Discover Financial Services	310,509	5,039,561

		$9,002,090

Diversified Financial Services — 4.7%

Bank of America Corp.	675,112	$11,422,895
JPMorgan Chase & Co.	309,936	13,581,396

		$25,004,291

Diversified Telecommunication Services — 2.4%

AT&T, Inc.	317,818	$8,584,264
Verizon Communications, Inc.	143,142	4,332,909

		$12,917,173

Electric Utilities — 0.9%

American Electric Power Co., Inc.	46,836	$1,451,448
FirstEnergy Corp.	69,985	3,199,714

		$4,651,162

Electrical Equipment — 1.1%

Emerson Electric Co.	143,585	$5,754,887

		$5,754,887

Electronic Equipment, Instruments & Components — 0.5%

Corning, Inc.	175,819	$2,691,789

		$2,691,789

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of September 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Energy Equipment & Services — 1.8%

Diamond Offshore Drilling, Inc.	56,200	$5,368,224
Schlumberger, Ltd.	69,915	4,166,934

		$9,535,158

Food & Staples Retailing — 3.2%

CVS Caremark Corp.	189,649	$6,778,055
Wal-Mart Stores, Inc.	212,421	10,427,747

		$17,205,802

Food Products — 1.2%

Nestle SA ADR	152,921	$6,528,198

		$6,528,198

Health Care Equipment & Supplies — 3.2%

Baxter International, Inc.	68,254	$3,891,161
Boston Scientific Corp.(2)	314,217	3,327,558
Covidien, Ltd.	77,420	3,349,189
HeartWare International, Inc.(2)	3,145,346	2,668,254
Thoratec Corp.(2)	124,552	3,770,189

		$17,006,351

Health Care Providers & Services — 1.7%

Aetna, Inc.	165,222	$4,598,128
Fresenius Medical Care AG & Co. KGaA ADR	30,146	1,499,462
UnitedHealth Group, Inc.	113,512	2,842,341

		$8,939,931

Hotels, Restaurants & Leisure — 1.7%

Carnival Corp.	95,059	$3,163,564
McDonald’s Corp.	108,692	6,203,052

		$9,366,616

Household Products — 3.9%

Colgate-Palmolive Co.	132,894	$10,137,154
Procter & Gamble Co.	182,073	10,545,668

		$20,682,822

Independent Power Producers & Energy Traders — 0.5%

NRG Energy, Inc.(2)	103,375	$2,914,141

		$2,914,141

Industrial Conglomerates — 2.4%

General Electric Co.	786,425	$12,913,099

		$12,913,099

Insurance — 1.7%

MetLife, Inc.	110,133	$4,192,763
Prudential Financial, Inc.	98,380	4,910,146

		$9,102,909

Internet & Catalog Retail — 1.2%

Amazon.com, Inc.(2)	68,753	$6,418,780

		$6,418,780

Internet Software & Services — 1.3%

Google, Inc., Class A(2)	13,887	$6,885,869

		$6,885,869

IT Services — 1.8%

MasterCard, Inc., Class A	27,104	$5,479,073
Western Union Co.	223,330	4,225,404

		$9,704,477

Life Sciences Tools & Services — 0.8%

Thermo Fisher Scientific, Inc.(2)	96,388	$4,209,264

		$4,209,264

Machinery — 3.0%

Danaher Corp.	90,313	$6,079,871
Deere & Co.	83,445	3,581,460
Illinois Tool Works, Inc.	148,654	6,349,012

		$16,010,343

Media — 0.5%

Walt Disney Co. (The)	107,044	$2,939,428

		$2,939,428

Metals & Mining — 3.8%

BHP Billiton, Ltd. ADR	42,873	$2,830,047
Freeport-McMoRan Copper & Gold, Inc.	39,251	2,693,011
Goldcorp, Inc.	311,560	12,577,677
United States Steel Corp.	55,343	2,455,569

		$20,556,304

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of September 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Multi-Utilities — 0.5%

Public Service Enterprise Group, Inc.	90,362	$2,840,981

		$2,840,981

Multiline Retail — 0.8%

Target Corp.	97,664	$4,558,956

		$4,558,956

Oil, Gas & Consumable Fuels — 10.5%

Anadarko Petroleum Corp.	116,954	$7,336,524
Chevron Corp.	166,261	11,709,762
Exxon Mobil Corp.	155,933	10,698,563
Hess Corp.	129,377	6,916,494
Occidental Petroleum Corp.	114,297	8,960,885
Total SA ADR	88,694	5,256,007
XTO Energy, Inc.	125,531	5,186,941

		$56,065,176

Personal Products — 0.4%

Avon Products, Inc.	61,068	$2,073,869

		$2,073,869

Pharmaceuticals — 6.9%

Abbott Laboratories	152,129	$7,525,822
Bristol-Myers Squibb Co.	169,639	3,820,270
Johnson & Johnson	198,956	12,114,431
Merck & Co., Inc.	197,628	6,250,974
Pfizer, Inc.	427,499	7,075,108

		$36,786,605

Real Estate Investment Trusts (REITs) — 0.2%

AvalonBay Communities, Inc.	8,978	$652,970
Boston Properties, Inc.	6,197	406,213

		$1,059,183

Road & Rail — 0.7%

CSX Corp.	85,389	$3,574,384

		$3,574,384

Semiconductors & Semiconductor Equipment — 1.7%

ASML Holding NV	198,792	$5,878,279
NVIDIA Corp.(2)	200,701	3,016,536

		$8,894,815

Software — 3.4%

McAfee, Inc.(2)	12	$526
Microsoft Corp.	444,170	11,499,561
Oracle Corp.	326,785	6,810,199

		$18,310,286

Specialty Retail — 4.7%

Best Buy Co., Inc.	113,299	$4,250,978
Gap, Inc. (The)	150,418	3,218,945
Home Depot, Inc.	265,345	7,068,791
Staples, Inc.	251,179	5,832,376
TJX Companies, Inc. (The)	124,717	4,633,237

		$25,004,327

Textiles, Apparel & Luxury Goods — 1.1%

NIKE, Inc., Class B	94,263	$6,098,816

		$6,098,816

Tobacco — 1.1%

Philip Morris International, Inc.	116,874	$5,696,439

		$5,696,439

Total Common Stocks
(identified cost $547,223,842)		$554,708,431

Short-Term Investments — 1.6%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.00%(3)	$8,763	$8,762,761

Total Short-Term Investments
(identified cost $8,762,761)		$8,762,761

Total Investments — 105.3%
(identified cost $555,986,603)		$563,471,192

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of September 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Covered Call Options Written — (4.1)%

	Number of	Strike	Expiration
Security	Contracts	Price	Date	Value

Abbott Laboratories	555	$45.00	11/21/09	$(249,750)
Aetna, Inc.	1,105	30.00	10/17/09	(49,725)
Amazon.com, Inc.	420	85.00	10/17/09	(382,200)
American Electric Power Co., Inc.	325	32.50	11/21/09	(9,750)
Amgen, Inc.	490	60.00	10/17/09	(65,660)
Anadarko Petroleum Corp.	890	55.00	11/21/09	(809,900)
Apple, Inc.	545	150.00	10/17/09	(1,921,125)
ASML Holding NV	1,987	25.00	10/17/09	(894,150)
AT&T, Inc.	1,340	24.00	10/17/09	(391,280)
AvalonBay Communities, Inc.	35	75.00	1/16/10	(21,000)
Avon Products, Inc.	360	33.00	10/17/09	(46,800)
Bank of America Corp.	4,420	17.50	11/21/09	(406,640)
Baxter International, Inc.	350	57.50	11/21/09	(75,250)
Best Buy Co., Inc.	750	39.00	12/19/09	(150,750)
BHP Billiton, Ltd. ADR	345	65.00	11/21/09	(158,700)
Boston Properties, Inc.	20	70.00	1/16/10	(9,100)
Boston Scientific Corp.	2,015	12.50	11/21/09	(20,150)
Bristol-Myers Squibb Co.	1,160	23.00	12/19/09	(92,800)
Capital One Financial Corp.	845	39.00	12/19/09	(164,775)
Carnival Corp.	410	27.50	10/17/09	(241,080)
Celgene Corp.	165	47.00	10/17/09	(147,675)
Chevron Corp.	1,200	75.00	12/19/09	(144,000)
Colgate-Palmolive Co.	905	75.00	11/21/09	(256,115)
Corning, Inc.	870	16.00	11/21/09	(52,200)
Covidien, Ltd.	440	40.00	10/17/09	(141,240)
CSX Corp.	625	45.00	11/21/09	(93,750)
CVS Caremark Corp.	1,195	36.00	11/21/09	(158,935)
Danaher Corp.	630	65.00	12/19/09	(289,800)
Deere & Co.	315	45.00	12/19/09	(70,875)
Diamond Offshore Drilling, Inc.	405	95.00	12/19/09	(279,450)
Discover Financial Services	3,105	12.50	10/17/09	(931,500)
Emerson Electric Co.	900	40.00	12/19/09	(189,000)
Exxon Mobil Corp.	810	70.00	10/17/09	(51,840)
FedEx Corp.	180	60.00	10/17/09	(270,000)
FirstEnergy Corp.	435	45.00	10/17/09	(39,150)
Freeport-McMoRan Copper & Gold, Inc.	340	65.00	11/21/09	(251,600)
Gap, Inc. (The)	1,115	22.50	12/19/09	(117,075)
General Dynamics Corp.	785	60.00	11/21/09	(408,200)
General Electric Co.	5,850	16.00	12/19/09	(900,900)
Gilead Sciences, Inc.	200	47.50	11/21/09	(32,400)
Goldman Sachs Group, Inc.	355	145.00	10/17/09	(1,386,275)
Google, Inc., Class A	95	480.00	12/19/09	(330,600)
Hess Corp.	810	55.00	11/21/09	(230,850)
Hewlett-Packard Co.	1,790	45.00	11/21/09	(572,800)
Home Depot, Inc.	1,920	27.50	11/21/09	(159,360)
Illinois Tool Works, Inc.	950	45.00	12/19/09	(133,000)
International Business Machines Corp.	765	110.00	10/17/09	(780,300)
Johnson & Johnson	1,105	60.00	10/17/09	(154,700)
JPMorgan Chase & Co.	2,175	44.00	12/19/09	(672,075)
Lockheed Martin Corp.	275	75.00	12/19/09	(165,000)
MasterCard, Inc., Class A	115	180.00	10/17/09	(255,300)
McDonald’s Corp.	505	57.50	12/19/09	(88,880)
Merck & Co., Inc.	1,280	29.00	10/17/09	(345,600)
MetLife, Inc.	1,101	40.00	12/19/09	(233,963)
Microsoft Corp.	2,200	25.00	10/17/09	(217,800)
Monsanto Co.	110	75.00	10/17/09	(38,940)
NIKE, Inc., Class B	140	55.00	10/17/09	(134,400)
Northern Trust Corp.	450	60.00	10/17/09	(30,600)
NVIDIA Corp.	1,400	17.00	12/19/09	(65,800)
Occidental Petroleum Corp.	920	75.00	11/21/09	(569,480)
Oracle Corp.	2,475	23.00	12/19/09	(99,000)
PepsiCo, Inc.	810	55.00	10/17/09	(315,900)
Pfizer, Inc.	3,495	17.00	12/19/09	(202,710)
Philip Morris International, Inc.	685	48.00	12/19/09	(157,550)
PNC Financial Services Group, Inc.	375	42.50	11/21/09	(273,750)
Procter & Gamble Co.	630	55.00	10/17/09	(201,600)
Prudential Financial, Inc.	580	50.00	12/19/09	(290,000)
Public Service Enterprise Group, Inc.	455	35.00	12/19/09	(11,375)
QUALCOMM, Inc.	1,770	47.50	10/17/09	(46,020)
Schlumberger, Ltd.	545	60.00	11/21/09	(190,750)
Staples, Inc.	1,970	23.00	12/19/09	(315,200)
State Street Corp.	595	55.00	11/21/09	(163,030)
Target Corp.	435	40.00	10/17/09	(293,625)
Thermo Fisher Scientific, Inc.	625	45.00	12/19/09	(112,500)
TJX Companies, Inc. (The)	535	35.00	10/17/09	(128,400)
Total SA ADR	649	60.00	11/21/09	(129,800)
U.S. Bancorp	735	23.00	12/19/09	(80,850)
United States Steel Corp.	190	40.00	10/17/09	(94,620)
UnitedHealth Group, Inc.	900	29.00	12/19/09	(81,000)
Verizon Communications, Inc.	480	29.00	10/17/09	(63,840)
Wal-Mart Stores, Inc.	915	52.50	12/19/09	(46,665)
Walt Disney Co. (The)	665	26.00	10/17/09	(113,050)
Waste Management, Inc.	880	30.00	10/17/09	(39,600)
Wells Fargo & Co.	1,940	26.00	10/17/09	(455,900)
Western Union Co.	1,555	20.00	11/21/09	(105,740)
XTO Energy, Inc.	685	41.00	11/21/09	(191,115)

Total Covered Call Options Written (premiums received $16,233,693)				$(21,755,603)

Other Assets, Less Liabilities — (1.2)%				$(6,767,766)

Net Assets — 100.0%				$534,947,823

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of September 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depositary Receipt

(1)	A portion of each applicable common stock for which a written call option is outstanding at September 30, 2009 has been segregated as collateral for such written option.

(2)	Non-income producing security.

(3)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2009.

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of September 30, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of September 30, 2009

Assets

Unaffiliated investments, at value (identified cost, $547,223,842)	$554,708,431
Affiliated investment, at value (identified cost, $8,762,761)	8,762,761
Dividends receivable	555,329
Receivable for investments sold	1,554,336
Receivable from the transfer agent	271,905
Tax reclaims receivable	107,863

Total assets	$565,960,625

Liabilities

Payable for investments purchased	$8,565,201
Written options outstanding, at value (premiums received, $16,233,693)	21,755,603
Payable to affiliate:
Investment adviser fee	434,832
Accrued expenses	257,166

Total liabilities	$31,012,802

Net Assets	$534,947,823

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 39,774,993 shares issued and outstanding	$397,750
Additional paid-in capital	671,826,040
Accumulated net realized loss	(139,342,422)
Accumulated undistributed net investment income	102,881
Net unrealized appreciation	1,963,574

Net Assets	$534,947,823

Net Asset Value

($534,947,823 ÷ 39,774,993 common shares issued and outstanding)	$13.45

Statement of Operations

For the Year Ended
September 30, 2009

Investment Income

Dividends (net of foreign taxes, $118,816)	$11,451,204
Interest income allocated from affiliated investment	215,174
Expenses allocated from affiliated investment	(86,829)

Total investment income	$11,579,549

Expenses

Investment adviser fee	$4,916,353
Trustees’ fees and expenses	22,010
Custodian fee	262,614
Transfer and dividend disbursing agent fees	25,904
Legal and accounting services	68,665
Printing and postage	356,322
Miscellaneous	90,117

Total expenses	$5,741,985

Net investment income	$5,837,564

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(159,396,757)
Written options	21,904,575
Foreign currency transactions	(9,570)

Net realized loss	$(137,501,752)

Change in unrealized appreciation (depreciation) —
Investments	$88,343,325
Written options	(12,141,624)
Foreign currency	4,083

Net change in unrealized appreciation (depreciation)	$76,205,784

Net realized and unrealized loss	$(61,295,968)

Net decrease in net assets from operations	$(55,458,404)

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of September 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	September 30, 2009	September 30, 2008

From operations —
Net investment income	$5,837,564	$6,044,899
Net realized gain (loss) from investment transactions, written options and foreign currency transactions	(137,501,752)	11,403,690
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	76,205,784	(130,698,989)

Net decrease in net assets from operations	$(55,458,404)	$(113,250,400)

Distributions to shareholders —
From net investment income	$(6,995,420)	$(6,118,228)
From net realized gain	—	(35,369,458)
Tax return of capital	(58,284,654)	(28,318,510)

Total distributions	$(65,280,074)	$(69,806,196)

Capital share transactions —
Reinvestment of distributions	$1,158,644	$—

Net increase in net assets from capital share transactions	$1,158,644	$—

Net decrease in net assets	$(119,579,834)	$(183,056,596)

Net Assets

At beginning of year	$654,527,657	$837,584,253

At end of year	$534,947,823	$654,527,657

Accumulated undistributed net investment income included in net assets

At end of year	$102,881	$1,352,891

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of September 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Year Ended September 30,						Period Ended
							September 30,
	2009	2008	2007		2006		2005(1)

Net asset value — Beginning of period	$16.490	$21.110	$19.900		$19.960		$19.100	(2)

Income (Loss) From Operations

Net investment income(3)	$0.147	$0.152	$0.080		$0.093		$0.051
Net realized and unrealized gain (loss)	(1.543)	(3.013)	2.774		1.491		2.061

Total income (loss) from operations	$(1.396)	$(2.861)	$2.854		$1.584		$2.112

Less Distributions

From net investment income	$(0.176)	$(0.154)	$(0.038)		$(0.093)		$(0.051)
From net realized gain	—	(0.891)	(1.606)		(1.551)		(1.182)
Tax return of capital	(1.468)	(0.714)	—		—		—

Total distributions	$(1.644)	$(1.759)	$(1.644)		$(1.644)		$(1.233)

Offering costs charged to paid-in capital(3)	$—	$—	$—		$—		$(0.019)

Net asset value — End of period	$13.450	$16.490	$21.110		$19.900		$19.960

Market value — End of period	$13.680	$13.310	$19.440		$20.070		$19.890

Total Investment Return on Net Asset Value(4)	(6.20)%	(13.54)%	15.04	%(5)	8.46	%(6)	11.24	%(7)(8)

Total Investment Return on Market Value(4)	18.23%	(24.23)%	5.04%		9.77%		10.85	%(7)(8)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$534,948	$654,528	$837,584		$786,478		$787,442
Ratios (as a percentage of average daily net assets):
Total expenses(9)	1.17%	1.10%	1.08%		1.09%		1.09	%(10)
Net investment income	1.17%	0.79%	0.39%		0.47%		0.28	%(10)
Portfolio Turnover	65%	117%	195%		84%		84	%(8)

(1)	For the period from the start of business, October 29, 2004, to September 30, 2005.

(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(3)	Computed using average shares outstanding.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(5)	During the year ended September 30, 2007, the Fund realized a gain on the closing out of a written options position that did not meet investment guidelines. The gain was less than $0.01 per share and had no effect on total return for the year ended September 30, 2007.

(6)	During the year ended September 30, 2006, the investment adviser reimbursed the Fund for a net realized loss incurred from the closing out of a written options position that did not meet the Fund’s investment guidelines. The reimbursement was less than $0.01 per share and had no net effect on total return for the year ended September 30, 2006.

(7)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(8)	Not annualized.

(9)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(10)	Annualized.

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of September 30, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Enhanced Equity Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. The Fund pursues its investment objectives by investing primarily in a portfolio of mid- and large-capitalization common stocks, seeking to invest primarily in companies with above-average growth and financial strength. Under normal market conditions, the Fund seeks to generate current earnings in part by employing an options strategy of writing covered call options with respect to a substantial portion of its portfolio securities.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on any exchange on which the option is listed or, in the absence of sales on such date, at the mean between the closing bid and asked prices therefore as reported by the Options Price Reporting Authority. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research, a subsidiary of Eaton Vance Management (EVM). Cash Management generally values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a third party pricing service.

Eaton Vance Enhanced Equity Income Fund as of September 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At September 30, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $9,096,930 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on September 30, 2017.

Additionally, at September 30, 2009, the Fund had a net capital loss of $128,334,614 attributable to security transactions incurred after October 31, 2008. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending September 30, 2010.

As of September 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended September 30, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of

Eaton Vance Enhanced Equity Income Fund as of September 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

2   Distributions to Shareholders

Subject to its Managed Distribution Plan, the Fund intends to make monthly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component.

The tax character of distributions declared for the years ended September 30, 2009 and September 30, 2008 was as follows:

	Year Ended September 30,
	2009	2008

Distributions declared from:
Ordinary income	$6,995,420	$26,539,861
Long-term capital gains	—	14,947,825
Tax return of capital	58,284,654	28,318,510

During the year ended September 30, 2009, accumulated net realized loss was decreased by $89,428, accumulated undistributed net investment income was decreased by $92,154, and paid-in capital was increased by $2,726 due to differences between book and tax accounting, primarily for distributions from real estate investment trusts (REITs) and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of September 30, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward and post October losses	$(137,431,544)
Net unrealized appreciation	$155,577

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to distributions from REITs, wash sales and investments in partnerships.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage, if any. The portion of the adviser fee payable by Cash Management on the Fund’s investment of cash therein is credited against the Fund’s investment adviser fee. For the year ended September 30, 2009, the Fund’s investment adviser fee totaled $5,000,627 of which $84,274 was allocated from Cash Management and $4,916,353 was paid or accrued directly by the Fund. Pursuant to a sub-advisory agreement, EVM delegated the investment management of the Fund’s options strategy to Rampart Investment Management Company, Inc. (Rampart). EVM paid Rampart a portion of its adviser fee for sub-advisory services provided to the Fund. Subsequent to September 30, 2009, the Fund’s sub-advisory agreement was terminated. See Note 9. EVM also serves as administrator of the Fund, but receives no compensation.

During the year ended September 30, 2009, Rampart reimbursed the Fund $2,400 for a trading error incurred. The effect of the loss incurred and the reimbursement by Rampart of such amount had no impact on total return.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $349,358,652 and $330,616,720, respectively, for the year ended September 30, 2009.

5   Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no transactions in

Eaton Vance Enhanced Equity Income Fund as of September 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

common shares for the year ended September 30, 2008. Common shares issued pursuant to the Fund’s dividend reinvestment plan for the year ended September 30, 2009 were 89,833.

6   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$557,794,600

Gross unrealized appreciation	$52,414,952
Gross unrealized depreciation	(46,738,360)

Net unrealized appreciation	$5,676,592

7   Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written call options at September 30, 2009 is included in the Portfolio of Investments.

Written call options activity for the year ended September 30, 2009 was as follows:

	Number of	Premiums
	Contracts	Received

Outstanding, beginning of year	71,566	$16,431,873
Options written	290,959	68,922,081
Options terminated in closing purchase transactions	(263,241)	(67,172,518)
Options exercised	(4,932)	(1,101,197)
Options expired	(11,480)	(846,546)

Outstanding, end of year	82,872	$16,233,693

At September 30, 2009, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund adopted FASB Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”, (currently FASB Accounting Standards Codification (ASC) 815-10), effective April 1, 2009. Such standard requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. The disclosure below includes additional information as a result of implementing FAS 161.

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund generally intends to write covered call options on individual stocks above the current value of the stock to generate premium income. In writing call options on individual stocks, the Fund in effect, sells potential appreciation in the value of the applicable stock above the exercise price in exchange for the option premium received. The Fund retains the risk of loss, minus the premium received, should the price of the underlying stock decline.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at September 30, 2009 was as follows:

	Fair Value

Derivative	Asset Derivatives	Liability Derivatives(1)

Written options	$—	$21,755,603

(1)	Statement of Assets and Liabilities location: Written options outstanding, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the six months ended September 30, 2009 was as follows:

Change in
Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation) on
	Derivatives	Derivatives
	Recognized in	Recognized in
Derivative	Income(1)	Income(2)

Written options	$(11,996,030)	$(4,824,885)

(1)	Statement of Operations location: Net realized gain (loss) – written options.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – written options.

8   Fair Value Measurements

The Fund adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, (currently FASB ASC 820-10), effective October 1, 2008. Such standard established a three-tier hierarchy to prioritize the assumptions, referred to as

Eaton Vance Enhanced Equity Income Fund as of September 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At September 30, 2009, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices
	in Active	Significant
	Markets	Other		Significant
	for Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Health Care Equipment & Supplies	$14,338,097	$2,668,254		$—	$17,006,351
Others	537,702,080	—		—	537,702,080

Total Common Stocks	$552,040,177	$2,668,254	*	$—	$554,708,431
Short-Term Investments	8,762,761	—		—	8,762,761

Total Investments	$560,802,938	$2,668,254		$—	$563,471,192

Liability Description

Covered Call Options Written	$(21,755,603)	$—		$—	$(21,755,603)

Total	$(21,755,603)	$—		$—	$(21,755,603)

*	Includes foreign equity securities whose values were adjusted to reflect market trading that occurred after the close of trading in their applicable foreign markets.

The level classification by major category of investments (other than categories presented above) is the same as the category presentation in the Portfolio of Investments.

The Fund held no investments or other financial instruments as of September 30, 2008 whose fair value was determined using Level 3 inputs.

9   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended September 30, 2009, events and transactions subsequent to September 30, 2009 through November 16, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. The following subsequent event has been identified:

Subsequent to September 30, 2009, EVM gave notice of termination of its sub-advisory agreement with Rampart with respect to the Fund and effective October 20, 2009, EVM assumed the investment management of the Fund’s options strategy.

Eaton Vance Enhanced Equity Income Fund as of September 30, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
Eaton Vance Enhanced Equity Income Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Enhanced Equity Income Fund (the “Fund”), including the portfolio of investments, as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from the start of business, October 29, 2004, to September 30, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Enhanced Equity Income Fund as of September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from the start of business, October 29, 2004, to September 30, 2005, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 16, 2009

Eaton Vance Enhanced Equity Income Fund as of September 30, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2010 will show the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates $11,484,554, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2009 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Eaton Vance Enhanced Equity Income Fund as of September 30, 2009

ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Fund held its Annual Meeting of Shareholders on July 24, 2009. The following action was taken by the shareholders:

Item 1: The election of William H. Park, Ronald A. Pearlman and Heidi L. Steiger as Class II Trustees of the Fund for a three-year term expiring in 2012; the election of Helen Frame Peters as Class III Trustee of the Fund for a one-year term expiring in 2010.

Nominee for Trustee	Number of Shares
Elected by All Shareholders	For	Withheld

William H. Park	35,251,055	1,006,752
Ronald A. Pearlman	35,140,984	1,116,823
Heidi L. Steiger	35,189,371	1,068,436
Helen Frame Peters	35,228,457	1,029,350

Eaton Vance Enhanced Equity Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company (AST) as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund’s transfer agent, AST, or you will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro-rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, AST, at 1-866-439-6787.

Eaton Vance Enhanced Equity Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:
Shareholder signature                                  Date
Shareholder signature                                  Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Enhanced Equity Income Fund
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders
As of September 30, 2009, our records indicate that there are 97 registered shareholders and approximately 37,375 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EOI.

Eaton Vance Enhanced Equity Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Enhanced Equity Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement between Eaton Vance Enhanced Equity Income Fund (the “Fund”), and Eaton Vance Management (the “Adviser”) and the sub-advisory agreement with Rampart Investment Management Company, Inc. (the “Sub-adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory and sub-advisory agreements for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and sub-advisory agreements of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in particular foreign markets or industries. The Board considered the Adviser’s in-house research capabilities as well as other resources available to personnel of the Adviser. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management. With respect to the Sub-adviser, the Board considered the Sub-adviser’s business reputation and its options strategy and its past experience in implementing this strategy. The Board also took into consideration the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and Sub-adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser, Sub-adviser and their respective affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

Eaton Vance Enhanced Equity Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and sub-advisory agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2008 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and other investment advisory clients. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser’s profitability in managing the Fund was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Enhanced Equity Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Enhanced Equity Income Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a direct, wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Fund	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Class I Trustee and Vice President	Until 2011. 3 years. Trustee since 2007 and Vice President since 2004.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.	178	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Class I Trustee	Until 2011. 3 years. Trustee since 2005.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	178	None

Allen R. Freedman 4/3/40	Class I Trustee	Until 2011. 3 years. Trustee since 2007.	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	178	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Class II Trustee	Until 2012. 3 years. Trustee since 2004.	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	178	None

Ronald A. Pearlman 7/10/40	Class II Trustee	Until 2012. 3 years. Trustee since 2004.	Professor of Law, Georgetown University Law Center.	178	None

Helen Frame Peters 3/22/48	Class III Trustee	Until 2010. 1 year. Trustee since 2008.	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	178	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

Heidi L. Steiger 7/8/53	Class II Trustee	Until 2012. 3 years. Trustee since 2007.	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	178	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

Eaton Vance Enhanced Equity Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Fund	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Class III Trustee	Until 2010. 3 years. Trustee since 2004.	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	178	None

Ralph F. Verni 1/26/43	Chairman of the Board and Class III Trustee	Until 2010. 3 years. Trustee since 2005; Chairman of the Board since 2007.	Consultant and private investor.	178	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Fund	Service	During Past Five Years

Duncan W. Richardson 10/26/57	President	Since 2004	Director of EVC, Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Michael A. Allison 10/26/64	Vice President	Since 2008	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President	Since 2004	Director of Equity Research and Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Chief Legal Officer and Secretary	Chief Legal Officer since 2008 and Secretary since 2007	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

In accordance with Section 303A.12(a) of the New York Stock Exchange Listed Company Manual, the Fund’s Annual CEO Certification certifying as to compliance with NYSE’s corporate governance listing standards was submitted to the Exchange on August 4, 2009. The Fund has also filed its CEO and CFO certifications required by Section 302 of the Sarbanes-Oxley Act with the SEC as an exhibit to its most recent Form N-CSR.

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IMPORTANT NOTICE ABOUT PRIVACY

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributions, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Investment Adviser and Administrator of
Eaton Vance Enhanced Equity Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Enhanced Equity Income Fund
Two International Place
Boston, MA 02110

2285-11/09	CE-EEIFSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).
Item 4. Principal Accountant Fees and Services
(a) – (d)
The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2008 and September 30, 2009 by the Fund’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such period.

Fiscal Years Ended	9/30/08	9/30/09
Audit Fees	$43,545	$42,510

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$18,620	$18,620

All Other Fees(3)	$706	$2,500

Total	$62,871	$63,630

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
For the fiscal years ended September 30, 2008 and September 30, 2009, the registrant was billed $35,000 and $40,000, respectively, by D&T, the principal accountant for the registrant, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal year ended September 30, 2008 and the fiscal year ended September 30, 2009; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization for the registrant’s principal accountant for the same time periods, respectively.

Fiscal Years Ended	9/30/08	9/30/09

Registrant	$19,326	$21,120

Eaton Vance[1]	$325,801	$288,889

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Lynn A. Stout, Heidi L. Steiger and Ralph F. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Enhanced Equity Income Fund
Walter A. Row, Michael A. Allison and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments, providing the sub-adviser with research support and supervising the performance of the sub-adviser, Rampart Investment Management Company, Inc. (“Rampart”). Effective October 20, 2009, EVM assumed responsibility for the options management of the Fund, replacing Rampart. Mr. Row and Mr. Allison are the portfolio managers responsible for the day-to-day management of EVM’s responsibilities with respect to the Fund’s investment portfolio. Mr. Row is a Vice President and the Director of Equity Research at EVM and Boston Management and Research (“BMR”). He is a member of EVM’s Equity Strategy Committee, manages other Eaton Vance registered investment companies and has been an equity analyst and member of EVM’s equity research team since 1996. Mr. Allison is a Vice President of EVM and BMR and co-manages other Eaton Vance registered investment companies. He joined Eaton Vance in 2000.
During the reporting period, Ronald M. Egalka and David R. Fraley were responsible for the development and implementation of Rampart’s options strategy utilized in managing the Fund. Mr. Egalka has been with Rampart since 1983 and is its President and CEO. Mr. Fraley is Managing Director/Manager of Marketing and Client Service at Rampart.
The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of		Number of Accounts	Total Assets of Accounts
	All	Total Assets of All	Paying a	Paying a Performance
	Accounts	Accounts*	Performance Fee	Fee*
Michael A. Allison
Registered Investment Companies	9	$10,116.3	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$0.4	0	$0
Walter A. Row, III
Registered Investment Companies	10	$10,779.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$0.4	0	$0
Ronald M. Egalka
Registered Investment Companies	8	$10,679.1	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	305	$876.4	0	$0
David R. Fraley
Registered Investment Companies	2	$1,144.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	305	$876.4	0	$0

*	In millions of dollars.
The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Dollar Range of
Equity Securities
Portfolio Manager	Owned in the Fund
Walter A. Row	$10,001-$50,000
Michael A. Allison	None
Ronald M. Egalka	$10,001-$50,000
David R. Fraley	$10,001-$50,000
Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including: a code of ethics; and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.
Compensation Structure for EVM
Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.
Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Enhanced Equity Income Fund
By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	November 16, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	November 16, 2009

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	November 16, 2009